SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENT
21 SUBSEQUENT EVENT

a) Cash Dividend

On March 28, 2014, the Company paid a first quarter cash dividend of US$0.04 per common share. According to the board of directors’ resolution on February 24, 2014, the board approved to pay annual cash dividend of US$ 0.16 per common shares  in the year 2014 and the cash dividend is to be paid by the end of each quarter.

b) Stock option

On March 19, 2014, the Company issued options to purchase 203,200 common shares to its directors and certain employees. These options are exercisable at the price of US$ 8.56 per share and will expire on March 18, 2019.

The Company has performed an evaluation of subsequent events through the date these consolidated financial statements were issued to determine whether the circumstances warranted recognition and disclosure of those events or transactions in the consolidated financial statements as of December 31, 2013.